SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: August 16, 2002


                        GLOBAL ASSETS AND SERVICES, INC.
                        --------------------------------
              (New name of registrant as specified in its charter)
(successor registrant under Sec. 12(g)3 of the Securities Exchange Act of 1934)


FLORIDA                        33-41063-A              59-2960590
- -----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)


              3816 W. Linebaugh Avenue, Suite 200, Tampa, FL 33624
           ----------------------------------------------------------
                                  (NEW ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (813) 960-0557






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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               None.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS



On May 16, 2002 Global Assets & Services executed a Software License Agreement with M-Cube Corporation of Japan, a subsidiary of Focus Systems Corporation. Focus Systems is a publicly listed company on the Tokyo JASDAQ Market with symbol code 4662. The licensing agreement applies to a new chaos theory encryption software package suitable for data security and wireless/internet communications.

Focus Systems Corporation has been heavily involved in the development of software for the telecommunications field. This involvement has led to research into information security issues along with the development of encryption systems. While Focus was examining several approaches to information security it developed a very secure, fast and multi-platform compatible package that is now known as C4S and C4K. C4S and C4K utilize technology based on a chaotic signal, a key of variable length, and two-stage encryption while maintaining a super fast encryption speed of up to 344.44 Mbps. C4S C4K utilize JAVA compatibility, which enables it to allow multiple-platforms. The domestic patent in Japan was granted in February 2001. The open system approach and high speed translate to wide application in broadband networks.
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Teaming Agreement

On July 23, 2001 Global Assets & Services signed a teaming agreement with Geosystems Inc. to evaluate and market encryption software based on the C4S and C4K technology to the government and commercial market.

Geosystems is a privately held company that has a senior management team with extensive experience in Government technology fields and sales to the government. This expertise provides the ability to introduce the software for testing to the appropriate Governmental agencies. Contacts with several Fortune 100 companies within the telecommunications industry have already been established through other ongoing commercial projects. These relationships may be instrumental in the rapid introduction of this software into the personal communications systems market.

The C4S/C4K software suite may provide the commercial cellular and Internet industries the ability to outfit end-users with a more secure connectivity across the Internet and the airwaves. Management believes that the C4 software suite is a far more advanced technology than existing known solutions, and has already been successfully tested on e-mail applications, wireless text messaging, hand held devices, and on streaming video transmissions that exceed market expected speeds for encryption. The U.S is mainly utilizing 128-bit encryption schemes. The C4 suite offers users a selectable 8-bit to infinity encryption scheme. The scalability of encryption level may allow the C4 software suite to be a possible solution set targeted at the information transmission and storage arena.

ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

As of August 3, 2002 Thomas L. McCrimmon resigned as Director and President of the Company.

As of August 12, 2002, Mr. Bertram Cutler was appointed President and Mr. Saburo Oto was appointed Director of the Company.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        Financial Statements -

               None.


        Exhibits - 10.1  Teaming Agreement



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 16, 2002                       GLOBAL ASSETS & SERVICES, INC.


                                                  Bertram Cutler
                                                  ---------------------------
                                                  Bertram Cutler, President